UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 27, 2010

URBAN BARNS FOODS INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53942	20-0215404
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01     Changes in Registrant’s Certifying Accountant

(a) Previous independent registered public accounting firm

(i)	On April 27, 2010, Urban Barns Foods Inc., (the “Company”) formally informed Seale & Beers, CPA’s, LLC of their dismissal as the Company’s independent registered public accounting firm.

(ii)
The reports of Seale & Beers, CPA’s, LLC on the Company’s consolidated financial statements as of and for the fiscal years ended July 31, 2009 and July 31, 2008 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle except to indicate that there was substantial doubt about the Company ability to continue as a going concern.

(iii)	The Company’s Board of Directors participated in and approved the decision to change independent registered public accounting firms.

(iv)
During the fiscal years ended July 31, 2008 and July 31, 2009, and through April 27, 2010, there have been no disagreements with Seale & Beers, CPA’s, LLC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Seale & Beers, CPA’s, LLC would have caused them to make reference thereto in connection with their report on the financial statements for such years.

(v)
The Company has requested that Seale & Beers, CPA’s, LLC furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements.  A copy of the letter provided by Seale & Beers, CPA’s, LLC is filed as Exhibit 16.1 to this Form 8-K.

(b) New independent registered public accounting firm

(1)
On April 27, 2010 the Company engaged Saturna Group Chartered Accountants, LLP as its new independent registered public accounting firm.  During the two most recent fiscal years and through April 27, 2010, the Company had not consulted with Saturna Group Chartered Accountants, LLP PC regarding any of the following:

(i)	The application of accounting principles to a specific transaction, either completed or proposed;

(ii)
The type of audit opinion that might be rendered on the Company’s consolidated financial statements, and none of the following was provided to the Company:  (a) a written report, or (b) oral advice that Saturna Group Chartered Accountants, LLP concluded was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issue; or

(iii)	Any matter that was subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

Item 9.01     Financial Statements and Exhibits

16.1	Letter from Seale & Beers, CPA’s, LLC to the SEC dated April 27, 2010

  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

URBAN BARNS FOODS INC.

/s/ Daniel Meikleham
Daniel Meikleham
Chief Financial Officer and Chairman of the Board of Directors

Date:  April 28, 2010